Exhibit 99.6

November 28, 2019

Sunniva Inc. And CannaPharmaRx, Inc. Announce Extension To Outside Date Of Share Purchase Agreement For Sale Of Sunniva Medical Inc.

KELOWNA, British Columbia and VANCOUVER, British Columbia, Nov. 28, 2019 /CNW/ -- Sunniva Inc. ("Sunniva", the "Company", "we", "our" or "us") (CSE:SNN, OTCQB:SNNVF) and CannaPharmaRx Canada Corp. ("CannaPharmaRx"), a subsidiary of CannaPharmaRx, Inc. (OTC Pink: CPMD) today jointly announce that they are extending the outside date of the Share Purchase Agreement previously announced on June 11, 2019 with respect to the sale of the shares of Sunniva Medical Inc. ("SMI") to CannaPharmaRx (the "SMI Transaction") until December 20, 2019. The terms of the SMI Transaction, as amended on October 2, 2019, otherwise remain unchanged, with the purchase price to be satisfied by way of CAD $16.0 million in cash (less outstanding indebtedness of SMI at closing) and CAD $4.0 million by way of a promissory note of CannaPharmaRx (the "CPMD Note"). The Company and CannaPharmaRx continue to work as expeditiously as possible to complete the transaction on or prior to the amended outside date.

SMI owns the Sunniva Canada Campus, which includes construction assets for a planned 759,000 square-foot greenhouse located on an approximately 114-acre property in Okanagan Falls, British Columbia.

For more information about the Company please visit:www.sunniva.com.

To be added to the Sunniva email distribution list please register at www.sunniva.com/email-alerts. For more information on CannaPharmaRx please visitwww.CannaPharmaRx.com.

Neither the Canadian Securities Exchange nor its Regulation Services Provider (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

About Sunniva Inc.

Sunniva, through its subsidiaries, is building a vertically integrated cannabis company operating in two of the world's largest legal cannabis markets – California and Canada. In Canada, Sunniva's wholly owned subsidiary Natural Health Services Ltd. operates medical cannabis clinics that provide educational and clinical services to patients. In California, Sunniva is constructing a 325,000 square-foot, purpose-built cGMP designed greenhouse for cannabis cultivation and operates a fully licensed cannabis extraction facility, in-house marketing and licensed cannabis distribution businesses.

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About CannaPharmaRx, Inc.

CannaPharmaRx is focused on the acquisition and development of state-of-the-art cannabis grow facilities located in Canada. CannaPharmaRx recently completed an initial acquisition of a 48,500 square-foot cannabis grow facility presently under development and is currently in discussion with other companies regarding potential acquisitions or business combinations. CannaPharmaRx's business strategy is to become a leader in high quality and low-cost production of cannabis in Canada through the development, acquisition and enhancement of existing facilities.

CannaPharmaRx is presently targeting acquisitions of companies in the final stages of obtaining cannabis licensee applications or those which are nearing revenue generation. CannaPharmaRx is committed to operating high quality facilities utilizing the latest technology in combined heat and power generation to ensure being a low-cost producer of cannabis.

Cautionary Note Regarding Forward-Looking Information or Statements (with respect to Sunniva)

This press release contains forward-looking information or statements. All statements that are or information which is not historical facts, including without limitation, statements regarding future estimates, plans, programs, forecasts, projections, objectives, assumptions, , expectations or beliefs of future performance, statements regarding Sunniva's operations and growth opportunities and the completion of the SMI Transaction are "forward-looking information or statements". Forward-looking information or statements can be identified by the use of words such as "plans", "expects" or "does not expect", "is expected", "estimates", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. With respect to forward-looking information and statements contained herein, Sunniva has made numerous assumptions including, among other things, assumptions about general business and economic conditions. Such forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking information or statements. Such risks and uncertainties include, among others, the risk factors included in Sunniva's continuous disclosure documents available on www.sedar.com. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking information or statements. Although Sunniva has attempted to identify important risk factors that could cause actual actions, events or results to differ materially from those described in forward-looking information or statements, there may be other risk factors that cause actions, events or results to differ from those anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in forward-looking information or statements. Sunniva assumes no obligation to update any forward-looking information or statements, even if new information becomes available as a result of future events, new information or for any other reason except as required by law.

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Safe Harbor Statement (with respect to CannaPharmaRx)

This press release may contain forward looking statements vis-à-vis CannaPharmaRx which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including statements related to the amount and timing of expected revenues and any payment of dividends on its common and preferred stock, statements related to its financial performance, expected income, distributions, and future growth for upcoming quarterly and annual periods. These risks and uncertainties are further defined in filings and reports by CannaPharmaRx with the U.S. Securities and Exchange Commission (the "SEC"). Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors detailed from time to time in CannaPharmaRx's filings with the SEC. Among other matters, CannaPharmaRx may not be able to sustain growth or achieve profitability based upon many factors including, but not limited to, general stock market conditions. Reference is hereby made to cautionary statements set forth in CannaPharmaRx's most recent SEC filings. CannaPharmaRx has incurred and will continue to incur significant expenses in its expansion of its existing and new service lines, noting there is no assurance that CannaPharmaRx will generate enough revenues to offset those costs in both the near and long term. Additional service offerings may expose CannaPharmaRx to additional legal and regulatory costs and unknown exposure(s) based upon the various geopolitical locations where it will be providing services, the impact of which cannot be predicted at this time.

Company Contacts:

Sunniva Inc.	CannaPharmaRx, Inc.
Dr. Anthony Holler	Attention: info@CannaPharmaRx.com
Chairman and Chief Executive Officer	Investor Relations
Phone: (866) 786-6482	Phone: (949) 652-6838

Sunniva Investor Relations Contact:
Rob Knowles
VP Corporate Development
Phone: (587) 430-0680
Email: rknowles@Sunniva.com

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SOURCE Sunniva Inc.

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